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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                       PURSUANT TO SECTION 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934



                                Date of Report:
                       (Date of earliest event reported)

                               September 10, 1995



                              UJB Financial Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        NEW JERSEY                    1-6451                 22-1903313
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    (State or other juris-         (Commission             (IRS Employer
   diction of incorporation         File No.)           Identification No.)
      or organization)


                      301 Carnegie Center, P.O. Box 2066,
                        Princeton, New Jersey 08543-2066
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code (609) 987-3200

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Item 5. Other Information.

Agreement and Plan of Merger

     On September 10, 1995, Registrant and The Summit Bancorporation ("Summit"), entered into an Agreement and Plan of Merger (the "Agreement") providing for, among other things, (i) the merger of Summit into the Registrant (the "Merger");
(ii) the exchange of each outstanding share of the Common Stock of Summit ("Summit Common") for 0.90 shares of the Common Stock of the Registrant ("UJB Common"), with cash being paid in lieu of issuing fractional shares of UJB Common; and (iii) the exchange of each outstanding share of the $25 stated value Adjustable Rate Cumulative Preferred Stock of Summit for one share of a newly created class of Preferred Stock of the surviving corporation in the Merger designated the $25 stated value Adjustable Rate Cumulative Preferred Stock; all upon the satisfaction of the terms and conditions set forth in the Agreement, including the receipt of approval from the shareholders of both the Registrant and Summit and the Board of Governors of the Federal Reserve System. No assurance can be given that the Merger will be consummated.

     In connection with the execution of the Agreement, Summit granted to the Registrant an option to purchase, under certain circumstances, up to 6,730,000 shares of Summit Common, which would constitute on the date hereof 19.9% of the outstanding shares of Summit Common. Similarly, the Registrant granted Summit an option to purchase, under certain circumstances, up to 11,450,000 shares of UJB Common, which would constitute on the date hereof 19.9% of the outstanding shares of UJB Common. The exercise prices of the options, respectively, $26.75 and $36.625, were arrived at by mutual agreement of the parties.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                       Description
- ----------                        -----------

   (2) Agreement and Plan of Merger, dated September 10, 1995, between UJB Financial Corp. and The Summit Bancorporation, including Exhibits A through F thereto. (The Agreement and Plan of Merger is incorporated by reference to Exhibit 10(a) to the Schedule 13D dated September 11, 1995 filed by Registrant with respect to the Common Stock, no par value, of The Summit Bancorporation. Exhibit A to the Agreement and Plan of Merger is contained at Exhibit (4) to this Current Report on Form 8-K. Exhibit B to the Agreement and Plan of Merger is incorporated by reference to Exhibit 10(b) to the Schedule 13D dated September 11, 1995 filed by Registrant with respect to the Common Stock, no par value, of The Summit Bancorporation.)

   (4) UJB Stock Option Agreement dated as of September 11, 1995, by and between Summit, as Grantee, and the Registrant, as Issuer.

   (99) Summit Stock Option Agreement dated as of September 11, 1995, by and between the Registrant, as Grantee, and Summit, as Issuer. (Incorporated by reference to Exhibit 10(b) to Schedule 13D dated September 11, 1995 filed by Registrant with respect to the Common Stock, no par value, of The Summit Bancorporation.)


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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.



Date: September 25, 1995                    UJB FINANCIAL CORP.



                                                  By: /s/ DENNIS A. WILLIAMS
                                                          ---------------------
                                                          Dennis A. Williams
                                                          Senior Vice President


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                                 EXHIBIT INDEX

Ex. No.                           Description
- ------                            -----------

 (2) Agreement and Plan of Merger, dated September 10, 1995, between UJB Financial Corp. and The Summit Bancorporation, including Exhibits A through F thereto. (The Agreement and Plan of Merger is incorporated by reference to Exhibit 10(a) to the Schedule 13D dated September 11,
        1995 filed by Registrant with respect to the Common Stock, no par value, of The Summit Bancorporation. Exhibit A to the Agreement and Plan of Merger is contained at Exhibit (4) to this Current Report on Form 8-K. Exhibit B to the Agreement and Plan of Merger is incorporated by reference to Exhibit 10(b) to the Schedule 13D dated September 11, 1995 filed by Registrant with respect to the Common Stock, no par value, of The Summit Bancorporation.)

 (4) UJB Stock Option Agreement dated as of September 11, 1995, by and between Summit, as Grantee, and the Registrant, as Issuer.

 (99) Summit Stock Option Agreement dated as of September 11, 1995, by and between the Registrant, as Grantee, and Summit, as Issuer. (Incorporated by reference to Exhibit 10(b) to the Schedule 13D dated September 11, 1995 filed by Registrant with respect to the Common Stock, no par value, of The Summit Bancorporation.


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